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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report:  October 3, 1996
                      (Date of earliest event reported)

                         COCA-COLA ENTERPRISES, INC.
            (Exact name of Registrant as specified in its charter)

   DELAWARE                     1-9300                     58-0503352
  (State of             (Commission File No.)            (IRS Employer
incorporation)                                        Identification No.)

               2500 WINDY RIDGE PARKWAY, ATLANTA, GEORGIA 30339
         (Address of principal executive offices, including zip code)

                                (770) 989-3000
             (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

1.01 Terms Agreement, dated October 3, 1996, among the Registrant, Salomon Brothers Inc, Deutsche Morgan Grenfell Inc. and UBS Securities LLC relating to the offer and sale of 6.70% Debentures Due 2036 (the "Debentures").

4.01     Form of the Debentures.

99.01    Opinion of Lowry F. Kline.

99.02    Consent of Lowry F. Kline
         (included in Exhibit 99.01).



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COCA-COLA ENTERPRISES INC.
                                                  (Registrant)

                                          By:/s/  Lowry F. Kline
                                             ------------------------
                                          Name:   Lowry F. Kline
                                          Title:  General Counsel

Date:  October 7, 1996



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                                EXHIBIT INDEX


1.01 Terms Agreement, dated October 3, 1996, among the Registrant, Salomon Brothers Inc, Deutsche Morgan Grenfell Inc. and UBS Securities LLC relating to the offer and sale of 6.70% Debentures Due 2036 (the "Debentures").

4.01     Form of the Debentures.

99.01    Opinion of Lowry F. Kline.

99.02    Consent of Lowry F. Kline
         (included in Exhibit 99.01).